Sierra Tactical Core Income Fund

Class A Shares	SSIZX
Class C Shares	SSICX
Investor Class	SSIIX
Instl Class	SSIRX

(a series of Northern Lights Fund Trust (the “Trust”)

Supplement dated July 3, 2024 to the

Prospectus and Statement of Additional Information dated January 29, 2024

Effective July 1, 2024, Douglas A. Loeffler, CFA®, will no longer serve as a portfolio manager for the Sierra Tactical Core Income Fund. Also, effective July 1, 2024, please be advised that James St. Aubin, CFA® has been added as a portfolio manager for the Sierra Tactical Core Income Fund.

Accordingly, the following has been added to the summary version of the Sierra Tactical Core Income Fund’s prospectus in the section entitled “Investment Adviser Portfolio Managers”: Mr. St. Aubin has more than twenty years of investment experience in asset allocation, manager research, and portfolio construction. Mr. St. Aubin is a CFA® Charterholder, He has been affiliated with Ocean Park and Sierra since July 2022.

Additionally, the following has been added to the section entitled “Management” on page 13 of the Prospectus:

James St. Aubin, CFA®, CAIA®

James St. Aubin is Chief Investment Officer at Ocean Park Asset Management. He joined Ocean Park in July 2022. He has oversight of all Investment Management department activities, in collaboration with Sierra Co-founders David Wright and Kenneth Sleeper. His career of more than 20 years includes leadership roles in asset allocation, manager research and portfolio construction. James earned a Bachelor of Science in Finance from DePaul University and is a CFA® and CAIA® Charterholder.

Statement of Additional Information

As of July 1, 2024, St. Aubin did not manage any other investment fund or accounts and did not own any shares of the Sierra Tactical Core Income Fund.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information, dated January 29, 2024.  This supplement should be read in conjunction with the Prospectuses and Statements of Additional Information and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND.

Please retain this Supplement for future reference.